Novation of and Amendment No. 1 to Marketing Agent Agreement

This Novation of and Amendment No. 1 to the Marketing Agent Agreement (this “Amendment”), by and between Aberdeen Standard Investments ETFs (US) LLC (formerly, ETF Securities (US) LLC and ETFS Marketing, LLC), a Delaware limited liability company (“Aberdeen ETFs US”),  Aberdeen Standard Investments ETFs Sponsor LLC, a Delaware limited liability company (“Aberdeen ETFs Sponsor”), and ALPS Distributors, Inc., a Colorado corporation (“ALPS”),  is effective as of October 1, 2018 (the “Effective Date”).

WHEREAS,  Aberdeen ETFs US and ALPS entered into a Marketing Agent Agreement on behalf of ETFS Silver Trust (the “Trust”), dated as of July 16, 2009,  as amended (the “Agreement”);

WHEREAS,  Aberdeen ETFs US wishes to novate the Agreement to Aberdeen ETFs Sponsor and Aberdeen ETFs Sponsor and ALPS wish to accept and approve of such novation; and

WHEREAS,  Aberdeen ETFs US,  Aberdeen ETFs Sponsor, and ALPS wish to amend the Agreement as set forth herein.

NOW, THEREFORE, the parties hereby agree to amend the Agreement as follows:

1. The Agreement is hereby novated from Aberdeen ETFs US to Aberdeen ETFs Sponsor and all rights and obligations of Aberdeen ETFs US under the Agreement are hereby transferred to Aberdeen ETFs Sponsor.  Aberdeen ETFs US,  Aberdeen ETFs Sponsor and ALPS accept and approve of such novation.

2. All references in the Agreement to “ETF Securities (US) LLC”, “ETFS Marketing, LLC” or “ETFS Marketing” are hereby replaced with “Aberdeen Standard Investments ETFs Sponsor LLC” or “Aberdeen ETFs Sponsor”, as applicable.

3. All references in the Agreement to “ETFS Silver Trust” are hereby replaced with “Aberdeen Standard Silver ETF Trust.”
4. All references in the Agreement to “ETF Securities USA LLC” are hereby replaced with “Aberdeen Standard Investments ETFs Sponsor LLC.”
5. The address for notices required or permitted to be given to the Trust or Aberdeen ETFs Sponsor pursuant to the Agreement is hereby deleted and replaced with the following:

Aberdeen Standard Investments ETFs Sponsor LLC

c/o Aberdeen Standard Investments

712 Fifth Avenue – 49th Floor, New York, NY 10019

Attn: Adam Rezak

Telephone: 844-383-7289

E-Mail:  adam.rezak@aberdeenstandard.com

6. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect.  Any items not herein defined shall have the meaning ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

Aberdeen Standard Investments ETFs Sponsor LLCALPS Distributors, Inc.

By: Aberdeen Asset Management Inc., its sole

member

By: /s/ Lucia SitarBy: /s/ Steven B. Price

Name:  Lucia SitarName: Steven B. Price

Title:  VP of Aberdeen Asset Management Inc.Title: Senior Vice President & Director of

Distribution Services

Aberdeen Standard Investments ETFs (US) LLC

By: Aberdeen Asset Management Inc., its sole

member

By: /s/ Lucia Sitar

Name:  Lucia Sitar

Title:  VP of Aberdeen Asset Management Inc.